UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 28, 2011

KENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-7986	75-1695953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5305 Miramar Lane
Colleyville, Texas	76034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(682) 738-8011

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 28, 2011, Kent Financial Services, Inc. issued a press release announcing the acquisition of a single tenant office building by Kent International Holdings, Inc. (“Kent International”), the Company’s majority owned subsidiary.  Kent International purchased the land and buildings located at 4211 Cedar Springs Road in Dallas, Texas for $4,325,000 in cash, exclusive of closing costs, from a private seller.   The property is a 39,829 square foot office building that is 100% leased to the General Services Administration (GSA).

Additional property details can be found in the Form 8-K filed March 28, 2011 by Kent International.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1                 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kent Financial Services, Inc.

March 28, 2011	By:	/s/ Bryan P. Healey
Name: Bryan P. Healey
Title: Chief Financial Officer